UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S Employer Identification Number)

1717 Deerfield Road
Deerfield, Illinois 60015
(Address of principal executive offices)

(847) 267-5300
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)           Exhibits.

        99.1 Dade Behring Holdings, Inc. Press Release dated April 29, 2004.

Item 12.    Disclosure of Results of Operations and Financial Condition

        Attached as an exhibit hereto is a press release and financial tables dated April 29, 2004 issued by Dade Behring Holdings, Inc. The information contained in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

April 29, 2004	By:	/s/ JOHN M. DUFFEY
John M. Duffey
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits:
Exhibit 99.1	Press release dated April 29, 2004, reporting results for Dade Behring Holdings, Inc. for the first quarter of 2004.